UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 12, 2012
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 12, 2012, the Company's Board of Directors approved changes to the following terms and conditions applicable to grants to Company executive officers under the Weyerhaeuser Company 2004 Long Term Incentive Plan:
(a)    Terms and Conditions of Stock Options awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan ;
(b)    Terms and Conditions of Restricted Stock awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan; and
(c)    Terms and Conditions of Performance Shares awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan.
The changes were effective January 1, 2013. Copies of the documents are attached hereto as Exhibits 10.1, 10.2 and 10.3, to which reference is made for a full statement of their terms and provisions.

TEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report.
10.1	Terms and Conditions of Stock Options awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan
10.2	Terms and Conditions of Restricted Stock awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan
10.3	Terms and Conditions of Performance Shares awarded under the Weyerhaeuser Company 2004 Long Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Its:	Chief Accounting Officer

Date: February 11. 2013